Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
APARTMENT INVESTMENT AND MANAGEMENT COMPANY:
APARTMENT INVESTMENT AND MANAGEMENT COMPANY	MD
AIMCO-GP, INC.	DE
AIMCO-LP TRUST	DE

APARTMENT INVESTMENT MANAGEMENT COMPANY and AIMCO PROPERTIES, LP.
AIMCO PROPERTIES, L.P.	DE
107-145 WEST 135TH STREET ASSOCIATES LIMITED PARTNERSHIP	NY
ACTC VI MANAGER, LLC	DE
AHP ACQUISITION COMPANY, LLC	ME
AIC REIT PROPERTIES LLC	DE
AIMCO 1582 FIRST AVENUE, LLC	DE
AIMCO 173 EAST 90TH STREET, LLC	DE
AIMCO 182-188 COLUMBUS AVENUE, LLC	DE
AIMCO 204-206 WEST 133, LLC	DE
AIMCO 2232-2240 ACP, LLC	DE
AIMCO 2247-2253 ACP, LLC	DE
AIMCO 2252-2258 ACP, LLC	DE
AIMCO 2300-2310 ACP, LLC	DE
AIMCO 237 NINTH AVENUE, LLC	DE
AIMCO 240 WEST 73RD STREET CO-OWNER, LLC	DE
AIMCO 240 WEST 73RD STREET, LLC	DE
AIMCO 2484 ACP, LLC	DE
AIMCO 306 EAST 89TH STREET, LLC	DE
AIMCO 311/313 EAST 73RD STREET, LLC	DE
AIMCO 322 EAST 61ST STREET, LLC	DE
AIMCO 452 EAST 78TH STREET PROPERTY, LLC	DE
AIMCO 464-466 AMSTERDAM 200-210 WEST 83RD STREET, LLC	DE
AIMCO 510 EAST 88TH STREET PROPERTY, LLC	DE
AIMCO 514 EAST 88TH STREET, LLC	DE
AIMCO 88TH STREET/SECOND AVENUE PROPERTIES, LLC	DE
AIMCO ALL HALLOWS, LLC	DE
AIMCO ANGELES GP, LLC	DE
AIMCO ANTIOCH, L.L.C.	DE
AIMCO ARVADA HOUSE, LLC	DE
AIMCO ASSOCIATED PROPERTIES, LP	DE
AIMCO ASSURANCE LTD.	BD
AIMCO AUBURN GLEN APARTMENTS, LLC	DE
AIMCO BAYHEAD VILLAGE LLC	IN
AIMCO BAYVIEW, LLC	DE
AIMCO BEACON HILL PRESERVATION GP, LLC	DE
AIMCO BILTMORE, LLC	DE
AIMCO BOLTON NORTH, L.L.C.	DE
AIMCO BOSTON LOFTS, L.P.	DE
AIMCO BRE I, LLC	DE
AIMCO BRE II, LLC	DE
AIMCO BREAKERS, L.P.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO BROADWAY LOFTS GP, LLC	DE
AIMCO BROADWAY LOFTS, L.P.	DE
AIMCO BUENA VISTA APARTMENTS GP, LLC	DE
AIMCO BUENA VISTA APARTMENTS, L.P.	DE
AIMCO BURKSHIRE COMMONS GP, LLC	DE
AIMCO BUTTERNUT CREEK PRESERVATION GP, LLC	DE
AIMCO CALHOUN CLUB, L.L.C.	DE
AIMCO CALHOUN, L.L.C.	DE
AIMCO CAMERON VILLAS, L.L.C.	DE
AIMCO CANYON TERRACE GP, LLC	DE
AIMCO CANYON TERRACE, L.P.	DE
AIMCO CAPITAL HOLDINGS FUND VI, LLC	DE
AIMCO CAPITAL HOLDINGS FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND I, LIMITED PARTNERSHIP	CA
AIMCO CAPITAL TAX CREDIT FUND II, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND III, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IV, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND IX, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND V, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VI, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND VIII, LLC	DE
AIMCO CAPITAL TAX CREDIT FUND X, LLC	DE
AIMCO CAPITAL TAX CREDIT I, INC.	CA
AIMCO CAPITAL TAX CREDIT MANAGEMENT II, LLC	DE
AIMCO CAPITAL, INC.	DE
AIMCO CARRIAGE HOUSE GP, LLC	DE
AIMCO CASA DE LAS HERMANITAS DEVCO, LLC	DE
AIMCO CASA DEL NORTE GP, LLC	DE
AIMCO CASA DEL NORTE LP, LLC	DE
AIMCO CHELSEA LAND, L.L.C.	DE
AIMCO CHESTNUT HALL GP, LLC	DE
AIMCO CHESTNUT HALL LIMITED PARTNERSHIP	DE
AIMCO CHESTNUT HILL GP, LLC	DE
AIMCO CK PROPERTIES, LLC	DE
AIMCO CLEARING ACCOUNT, LLC	DE
AIMCO COLUMBUS AVE., LLC	DE
AIMCO COMMUNITY CIRCLE II, LLC	DE
AIMCO CONSTRUCTION SERVICES, LLC	DE
AIMCO COPPERWOOD, LLC	DE
AIMCO COUNTRY CLUB HEIGHTS, LLC	DE
AIMCO CREVENNA OAKS GP, LLC	DE
AIMCO DEERBROOK, LLC	DE
AIMCO EIGHTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO ELEVENTH UNIVERSITY SQUARE, LLC	CO

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO ELM CREEK, L.P.	DE
AIMCO ELM CREEK, LLC	DE
AIMCO EQUITY SERVICES, INC.	VA
AIMCO ESPLANADE AVENUE APARTMENTS, LLC	DE
AIMCO FALL RIVER II, L.L.C.	DE
AIMCO FALL RIVER, L.L.C.	DE
AIMCO FIFTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO FISHERMAN'S WHARF, LLC	DE
AIMCO FLAMINGO HEALTH CLUB, LLC	DE
AIMCO FORESTLAKE APARTMENTS, LLC	DE
AIMCO FOUNTAIN PLACE PRESERVATION GP, LLC	DE
AIMCO FOURTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO FOXCHASE GP, LLC	DE
AIMCO FOXCHASE, L.P.	DE
AIMCO FRAMINGHAM, LLC	DE
AIMCO GARDENS GP LLC	DE
AIMCO GLENS APARTMENTS, LLC	DE
AIMCO GP LA, L.P.	DE
AIMCO GRANADA, L.L.C.	DE
AIMCO GREENS, L.L.C.	DE
AIMCO GROUP, L.P.	DE
AIMCO GS SWAP, LLC	DE
AIMCO HANOVER SQUARE/DIP, L.L.C.	DE
AIMCO HARLEM FUNDING, LLC	DE
AIMCO HEMET DEVCO, LLC	DE
AIMCO HERMOSA TERRACE GP, LLC	DE
AIMCO HERMOSA TERRACE LP, LLC	DE
AIMCO HILLMEADE, LLC	DE
AIMCO HOLDINGS, L.P.	DE
AIMCO HOPKINS VILLAGE PRESERVATION GP, LLC	DE
AIMCO HORIZONS WEST APARTMENTS, LLC	DE
AIMCO HP/SWAP, LLC	DE
AIMCO HYDE PARK TOWER, L.L.C.	DE
AIMCO INDEPENDENCE GREEN, L.L.C.	DE
AIMCO INDIO DEVCO, LLC	DE
AIMCO INGRAM SQUARE PRESERVATION GP, LLC	DE
AIMCO IPLP, L.P.	DE
AIMCO JACQUES-MILLER, L.P.	DE
AIMCO JV PORTFOLIO #1, LLC	DE
AIMCO KEY TOWERS, L.P.	DE
AIMCO KIRKWOOD HOUSE PRESERVATION SLP, LLC	DE
AIMCO LA JOLLA TERRACE GP, LLC	DE
AIMCO LA JOLLA TERRACE LP, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO LA SALLE, LLC	DE
AIMCO LA VISTA, LLC	DE
AIMCO LEAHY SQUARE APARTMENTS, LLC	DE
AIMCO LOFTS HOLDINGS, L.P.	DE
AIMCO LORING TOWERS, LLC	DE
AIMCO LOS ARBOLES, L.P.	DE
AIMCO LP LA, LP	DE
AIMCO LT, L.P.	DE
AIMCO MADERA VISTA, LLC	DE
AIMCO MALIBU CANYON, LLC	DE
AIMCO MAPLE BAY, L.L.C.	DE
AIMCO MERRILL HOUSE, L.L.C.	DE
AIMCO MICHIGAN MEADOWS HOLDINGS, L.L.C.	DE
AIMCO MILAN NET LESSEE, LLC	DE
AIMCO MILAN, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS TIC 2, LLC	DE
AIMCO MONTEREY GROVE APARTMENTS, LLC	DE
AIMCO N.P. LOFTS, L.P.	DE
AIMCO NAPLES, LLC	DE
AIMCO NET LESSEE (BAYBERRY HILL), LLC	DE
AIMCO NET LESSEE (GEORGETOWN), LLC	DE
AIMCO NET LESSEE (MARLBORO), LLC	DE
AIMCO NET LESSEE (WATERFORD VILLAGE), LLC	DE
AIMCO NEW BALTIMORE, LLC	DE
AIMCO NEWBERRY PARK PRESERVATION GP, LLC	DE
AIMCO NINETEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO NON-ECONOMIC MEMBER, LLC	DE
AIMCO NORTH ANDOVER, L.L.C.	DE
AIMCO NORTHPOINT, L.L.C.	DE
AIMCO ONE CANAL, LLC	DE
AIMCO OXFORD HOUSE PRESERVATION GP, LLC	DE
AIMCO PACIFICA GP, LLC	DE
AIMCO PACIFICA PARK APARTMENTS, LLC	DE
AIMCO PACIFICA PARK, L.P.	DE
AIMCO PALM SPRINGS DEVCO, LLC	DE
AIMCO PANORAMA PARK PRESERVATION GP, LLC	DE
AIMCO PARADISE PALMS, LLC	DE
AIMCO PARK LA BREA HOLDINGS, LLC	DE
AIMCO PARK LA BREA SERVICES, LLC	DE
AIMCO PARK PLACE, LLC	DE
AIMCO PARKVIEW DEVCO, LLC	DE
AIMCO PARKVIEW MANOR, LLC	DE
AIMCO PARKWAYS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS GP, LLC	DE
AIMCO PATHFINDER VILLAGE APARTMENTS, L.P.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO PAVILION PRESERVATION GP, L.L.C.	DE
AIMCO PEPPERTREE, L.P.	DE
AIMCO PINE BLUFF VILLAGE PRESERVATION GP, LLC	DE
AIMCO PINE LAKE, L.P.	DE
AIMCO PLEASANT HILL, LLC	DE
AIMCO PLUMMER VILLAGE, LLC	DE
AIMCO PROPERTIES FINANCE PARTNERSHIP, L.P.	DE
AIMCO PROPERTIES, LLC	DE
AIMCO PROPERTIES/ABHLD PARKVIEW MANOR, LLC	DE
AIMCO PROSPECT 400 NET LESSEE, LLC	DE
AIMCO PROSPECT 400, L.P.	DE
AIMCO QRS GP, LLC	DE
AIMCO QUEENSTOWN NHP GP, LLC	DE
AIMCO RAMBLEWOOD, L.L.C.	DE
AIMCO REFLECTIONS, LLC	DE
AIMCO REMINGTON, LLC	DE
AIMCO RIDGEWOOD LA LOMA DEVCO, LLC	DE
AIMCO RIVER CLUB, LLC	DE
AIMCO RIVER VILLAGE PRESERVATION GP, LLC	DE
AIMCO RIVERSIDE PARK, L.L.C.	DE
AIMCO RIVERWOODS GP, LLC	DE
AIMCO ROSE GARDENS, LLC	DE
AIMCO ROUND BARN MANOR GP, LLC	DE
AIMCO ROYAL CREST - NASHUA, L.L.C.	DE
AIMCO RUSCOMBE GARDENS SLP, LLC	DE
AIMCO SALEM PRESERVATION GP, LLC	DE
AIMCO SAN BRUNO APARTMENTS PARTNERS, L.P.	DE
AIMCO SAN JOSE, LLC	DE
AIMCO SAN JUAN DEL CENTRO GP, LLC	DE
AIMCO SAN MELIA, LLC	DE
AIMCO SCHAUMBURG-OXFORD, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS GP, LLC	DE
AIMCO SCOTCHOLLOW APARTMENTS, L.P.	DE
AIMCO SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO SELECT PROPERTIES, L.P.	DE
AIMCO SEVENTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SHOREVIEW, LLC	DE
AIMCO SIGNATURE POINT, L.P.	DE
AIMCO SIXTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO SOMERSET LAKES, L.L.C.	DE
AIMCO SOUTH BAY VILLA, LLC	DE
AIMCO STAFFORD STUDENT APARTMENTS GP, LLC	DE
AIMCO STERLING VILLAGE DEVCO, LLC	DE
AIMCO SUMMIT OAKS GP, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO SUNSET ESCONDIDO, L.L.C.	DE
AIMCO TAMARAC PINES, LLC	DE
AIMCO TENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TERRY MANOR, LLC	DE
AIMCO THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTEENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO THIRTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO TOMPKINS TERRACE GP, LLC	DE
AIMCO TOR, L.L.C.	DE
AIMCO TOWNSHIP AT HIGHLANDS APARTMENTS, LLC	DE
AIMCO TREE CARE DIVISION, LLC	DE
AIMCO TWELFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTIETH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY EIGHTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIFTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FIRST UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY FOURTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY NINTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SECOND UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SEVENTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY SIXTH UNIVERSITY SQUARE, LLC	CO
AIMCO TWENTY THIRD UNIVERSITY SQUARE, LLC	CO
AIMCO TWIN LAKES, LLC	DE
AIMCO VAN NUYS PRESERVATION, LLC	DE
AIMCO VANTAGE POINTE, L.L.C.	DE
AIMCO VENEZIA, LLC	DE
AIMCO VERDES DEL ORIENTE, L.L.C.	DE
AIMCO VILLA DE GUADALUPE, L.L.C.	DE
AIMCO VILLA DEL SOL, L.P.	DE
AIMCO WALNUT HILLS PRESERVATION GP, LLC	DE
AIMCO WARWICK, L.L.C.	DE
AIMCO WASHINGTON SQUARE WEST GP, LLC	DE
AIMCO WAVERLY, LLC	DE
AIMCO WESTCHESTER PARK, LLC	DE
AIMCO WESTMINSTER OAKS GP, LLC	DE
AIMCO WESTWAY VILLAGE, LLC	DE
AIMCO WEXFORD VILLAGE II, L.L.C.	DE
AIMCO WEXFORD VILLAGE, L.L.C.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AIMCO WHITEFIELD PLACE, LLC	DE
AIMCO WINTER GARDEN, LLC	DE
AIMCO WOODLAND HILLS, LLC	DE
AIMCO YACHT CLUB AT BRICKELL, LLC	DE
AIMCO YORKTOWN, L.P.	DE
AIMCO/APOLLO, L.L.C.	DE
AIMCO/BETHESDA EMPLOYEE, L.L.C.	DE
AIMCO/BETHESDA GP, L.L.C.	DE
AIMCO/BETHESDA HOLDINGS ACQUISITIONS, INC.	DE
AIMCO/BETHESDA HOLDINGS, INC.	DE
AIMCO/BETHESDA II, L.L.C.	DE
AIMCO/BLUFFS, L.L.C.	DE
AIMCO/BRANDERMILL, L.L.C.	DE
AIMCO/BRANDYWINE, L.P.	DE
AIMCO/CHICKASAW, L.L.C.	DE
AIMCO/FARMINGDALE, L.L.C.	DE
AIMCO/FOX VALLEY, L.L.C.	DE
AIMCO/FOXTREE, L.L.C.	DE
AIMCO/HIL, L.L.C.	DE
AIMCO/HOLLIDAY ASSOCIATES GP, LLC	DE
AIMCO/KIRKMAN, L.L.C.	DE
AIMCO/LAKE RIDGE, L.L.C.	DE
AIMCO/LANTANA, L.L.C.	DE
AIMCO/LEXINGTON, L.L.C.	DE
AIMCO/MINNEAPOLIS ASSOCIATES GP, LLC	DE
AIMCO/NASHUA, L.L.C.	DE
AIMCO/NHP PARTNERS, L.P.	DE
AIMCO/NHP PROPERTIES, INC.	DE
AIMCO/ONE LINWOOD ASSOCIATES GP, LLC	DE
AIMCO/PALM BEACH, L.L.C.	DE
AIMCO/PARK TOWNE PLACE ASSOCIATES GP, LLC	DE
AIMCO/PINELLAS, L.L.C.	DE
AIMCO/RAVENSWORTH ASSOCIATES GP, LLC	DE
AIMCO/RIVERSIDE PARK ASSOCIATES GP, LLC	DE
AIMCO/SCHAUMBURG, L.L.C.	DE
AIMCO/SHADETREE, L.L.C.	DE
AIMCO/SOUTHRIDGE, L.L.C.	DE
AIMCO/STONEGATE, L.P.	DE
AIMCO/SWAP, L.L.C.	DE
AIMCO/TIDEWATER, L.L.C.	DE
AIMCO/WAI ASSOCIATES GP, LLC	DE
AIMCO/WAI ASSOCIATES LP, LLC	DE
AIMCO/WESTRIDGE, L.L.C.	DE
ALL HALLOWS PRESERVATION, L.P.	CA
AMBASSADOR APARTMENTS, L.P.	DE
AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP	DE
AMBASSADOR IX, L.P.	DE
AMBASSADOR TEXAS PARTNERS, L.P.	DE
ANGELES INCOME PROPERTIES 6, LP	DE
ANGELES INVESTMENT PROPERTIES, INC.	CA
ANGELES PARTNERS XII, LP	DE
ANGELES PROPERTIES, INC.	CA
ANGELES REALTY CORPORATION	CA
ANGELES REALTY CORPORATION II	CA
ANTIOCH PRESERVATION, L.P.	DE
AP XII TWIN LAKE TOWERS, LLC	DE
APARTMENT CCG 17, L.L.C.	SC
APARTMENT CCG 17, L.P.	CA
APARTMENT LODGE 17A LLC	CO
APOLLO-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
ARVADA HOUSE PRESERVATION LIMITED PARTNERSHIP	CO
ASHLAND MANOR LIMITED PARTNERSHIP	OH
ATLANTIC IX, L.L.C.	MI
BALDWIN OAKS ELDERLY, LTD.	NJ
BALDWIN TOWERS ASSOCIATES	PA
BAY PARC PLAZA APARTMENTS, L.P.	DE
BAYBERRY HILL, L.L.C.	DE
BAYVIEW PRESERVATION, L.P.	CA
BEACON HILL PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
BENJAMIN BANNEKER PLAZA ASSOCIATES	PA
BENT TREE II-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IN
BETHESDA HOLDINGS III, LLC	DE
BILTMORE APARTMENTS, LTD.	OH
BLAKEWOOD PROPERTIES ASSOCIATES	GA
BOLTON NORTH PRESERVATION LIMITED PARTNERSHIP	DE
BRANDERMILL-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
BRIARCLIFFE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
BRIGHTON MEADOWS ASSOCIATES, AN INDIANA LIMITED PARTNERSHIP	IN
BROAD RIVER PROPERTIES, L.L.C.	DE
BROOKWOOD LIMITED PARTNERSHIP	IL
BURKSHIRE COMMONS APARTMENTS PARTNERS, L.P.	DE
BURNSVILLE APARTMENTS LIMITED PARTNERSHIP	MN
BUTTERNUT CREEK PRESERVATION LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
CALMARK HERITAGE PARK II LIMITED PARTNERSHIP	CA
CALMARK INVESTORS, LTD., A CALIFORNIA LIMITED PARTNERSHIP	CA
CAMARILLO-ROSEWOOD ASSOCIATES LIMITED PARTNERSHIP	CA
CAMBRIDGE HEIGHTS APARTMENTS LIMITED PARTNERSHIP	MS
CANTERBURY LIMITED PARTNERSHIP	IN
CANTERBURY SERVICES LLC	DE
CARPENTER-OXFORD ASSOCIATES II LIMITED PARTNERSHIP	MD
CARPENTER-OXFORD, L.L.C.	MD

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
CARRIAGE HOUSE PRESERVATION, L.P.	DE
CASSELBERRY INVESTORS, L.L.C.	MD
CCIP PLANTATION GARDENS, L.L.C.	DE
CCIP REGENCY OAKS, L.L.C.	DE
CCIP STERLING, L.L.C.	DE
CCIP STERLING, L.P.	PA
CCIP/2 HIGHCREST, L.L.C.	DE
CCIP/3 SANDPIPER, LLC	DE
CCP IV ARBOURS OF HERMITAGE, LLC	DE
CCP IV ASSOCIATES, LTD.	TX
CCP IV KNOLLWOOD, LLC	DE
CCP/IV RESIDENTIAL GP, L.L.C.	SC
CEDAR RIM APARTMENTS, LLC	DE
CENTER CITY ASSOCIATES	PA
CENTER SQUARE ASSOCIATES	PA
CENTRAL WOODLAWN REHABILITATION JOINT VENTURE	IL
CENTURY LAKESIDE PLACE, L.P.	TX
CENTURY PROPERTIES FUND XV, LP	DE
CENTURY PROPERTIES FUND XVI	CA
CENTURY PROPERTIES FUND XVII, LP	DE
CENTURY PROPERTIES GROWTH FUND XXII, LP	DE
CHANTILLY PARTNERS LIMITED PARTNERSHIP	VA
CHC SAN JUAN DEL CENTRO PRESERVATION LP	CO
CHESTNUT HILL ASSOCIATES LIMITED PARTNERSHIP	DE
CHESWICK-OXFORD ASSOCIATES, L.P.	IN
CHICKASAW-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
CHURCH STREET ASSOCIATES LIMITED PARTNERSHIP	IL
CHURCHVIEW GARDENS LIMITED PARTNERSHIP	PA
CITY HEIGHTS DEVELOPMENT COMPANY	PA
CITY LINE ASSOCIATES LIMITED PARTNERSHIP	VA
CK ACQUISITIONS, L.P.	DE
CK SERVICES, INC.	DE
CK-GP II, INC.	DE
CK-LP II, INC.	DE
CLEAR LAKE LAND PARTNERS, LTD.	TX
COATESVILLE TOWERS	PA
CONCAP EQUITIES, INC.	DE
CONGRESS REALTY COMPANIES LIMITED PARTNERSHIP	MA
CONGRESS REALTY CORP.	MA
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES, LP	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/2, LP	DE
CONSOLIDATED CAPITAL INSTITUTIONAL PROPERTIES/3, LP	DE
CONSOLIDATED CAPITAL PROPERTIES IV, LP	DE
COOPER RIVER PROPERTIES, L.L.C.	DE
COPPERWOOD PRESERVATION, LP	TX
COUCH-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
COUCH-OXFORD, L.L.C.	MD
CPF 16 WOODS OF INVERNESS GP, L.L.C.	SC
CPF CREEKSIDE, LLC	DE
CPF XIV/SUN RIVER, INC.	AZ
CPF XV/LAKESIDE PLACE, INC.	TX
CPGF 22 WOOD CREEK GP, L.L.C.	SC
CRC CONGRESS REALTY CORP.	MA
CREVENNA OAKS PRESERVATION, L.P.	DE
DARBY TOWNHOUSES PRESERVATION GENERAL PARTNER, L.L.C.	DE
DARBY TOWNHOUSES PRESERVATION, LP	PA
DAVIDSON DIVERSIFIED PROPERTIES, INC.	TN
DAVIDSON PROPERTIES, INC.	TN
DBL PROPERTIES CORPORATION	NY
DENNY PLACE LIMITED PARTNERSHIP	CA
DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP	NY
ELKHART TOWN AND COUNTRY LIMITED PARTNERSHIP	IN
FAIRBURN AND GORDON ASSOCIATES LIMITED PARTNERSHIP	GA
FAIRWOOD ASSOCIATES	CA
FARMINGDALE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	IL
FINLAY INTERESTS 2, LTD.	FL
FINLAY INTERESTS MT 2, LTD.	FL
FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP	VA
FIRST WINTHROP CORPORATION	DE
FISHERMAN'S WHARF PARTNERS, A TEXAS LIMITED PARTNERSHIP	TX
FLAMINGO SOUTH ACQUISITIONS, LLC	DE
FOOTHILL CHIMNEY ASSOCIATES LIMITED PARTNERSHIP	GA
FOUNTAIN PLACE PRESERVATION, L.P.	DE
FOUR QUARTERS HABITAT APARTMENTS ASSOCIATES, LTD.	FL
FOX ASSOCIATES '84	CA
FOX CAPITAL MANAGEMENT CORPORATION	CA
FOX PARTNERS	CA
FOX PARTNERS II	CA
FOX PARTNERS III	CA
FOX PARTNERS IV	CA
FOX PARTNERS VIII	CA
FOX REALTY INVESTORS	CA
FOX STRATEGIC HOUSING INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP	CA
FOX VALLEY-OXFORD LIMITED PARTNERSHIP	MD
FRANKLIN CHANDLER ASSOCIATES	PA
FRIENDSET HOUSING COMPANY LIMITED PARTNERSHIP	NY
FRP LIMITED PARTNERSHIP	PA
GADSDEN TOWERS, LTD.	AL
GC SOUTHEAST PARTNERS, L.P.	DE
GEORGETOWN 20Y APARTMENTS, L.L.C.	DE
GP REAL ESTATE SERVICES II INC.	DE
GP SERVICES II, INC.	SC

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
GP-OP PROPERTY MANAGEMENT, LLC	DE
GRAND PLAZA PRESERVATION GP, LLC	DE
GRAND PLAZA PRESERVATION, L.P.	CA
GULF COAST HOLDINGS, LTD.	AL
GULF COAST PARTNERS, LTD.	CA
GWYNED PARTNERS LIMITED PARTNERSHIP	PA
HAMLIN ESTATES LIMITED PARTNERSHIP	CA
HATILLO HOUSING ASSOCIATES	MA
HC/OAC, L.L.C.	MD
HCW GENERAL PARTNER, LIMITED PARTNERSHIP	TX
HENNA GP LLC	DE
HENRIETTA-OXFORD ASSOCIATES LIMITED PARTNERSHIP, A MARYLAND LIMITED PARTNERSHIP	MD
HERITAGE PARK II INC.	DE
HERITAGE PARK INVESTORS, INC.	CA
HHP L.P.	DE
HISTORIC PROPERTIES INC.	DE
HOLLOWS ASSOCIATES LIMITED PARTNERSHIP	NY
HOMECORP INVESTMENTS, LTD.	AL
HOPKINS VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
HOUSING ASSISTANCE OF MT. DORA, LTD.	FL
HOUSING PROGRAMS CORPORATION II	DE
HUDSON STREET APARTMENTS LIMITED PARTNERSHIP	CA
HUNT CLUB PARTNERS, L.L.C.	MD
HUNTER'S GLEN AP XII GP, LLC	DE
HUNTERS GLEN AP XII LIMITED PARTNERSHIP	SC
HUNTERS GLEN PHASE V GP, L.L.C.	SC
IH, INC.	DE
INGRAM SQUARE PRESERVATION, L.P.	TX
IPLP ACQUISITION I LLC	DE
IPT I LLC	DE
ISTC CORPORATION	DE
JACARANDA-OXFORD LIMITED PARTNERSHIP	MD
JACARANDA-OXFORD, L.L.C.	MD
JACQUES-MILLER ASSOCIATES	TN
JAMES-OXFORD LIMITED PARTNERSHIP	MD
JUPITER-I, L.P.	DE
JUPITER-II, L.P.	DE
KENDALL TOWNHOME INVESTORS, LTD.	FL
KIRKMAN-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
KIRKWOOD HOUSE PRESERVATION LIMITED PARTNERSHIP	DE
LA BROADCAST CENTER GP LLC	DE
LA CREEKSIDE GP LLC	DE
LA CRESCENT GARDENS GP LLC	DE
LA CRESCENT GARDENS LP	DE
LA HILLCRESTE APARTMENTS LLC	DE
LA HILLCRESTE GP LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
LA HILLCRESTE LP	DE
LA HILLCRESTE MEZZANINE MEMBER LLC	DE
LA INDIAN OAKS GP LLC	DE
LA INDIAN OAKS LP	DE
LA LAKES GP LLC	DE
LA LAKES LP	DE
LA MALIBU CANYON GP LLC	DE
LA MALIBU CANYON LP	DE
LA MORADA ASSOCIATES LIMITED PARTNERSHIP	DC
LA PARK LA BREA A LLC	DE
LA PARK LA BREA B LLC	DE
LA PARK LA BREA C LLC	DE
LA PARK LA BREA LLC	DE
LA SALLE PRESERVATION, L.P.	CA
LA VISTA PRESERVATION, L.P.	CA
LAC PROPERTIES GP I LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP I LLC	DE
LAC PROPERTIES GP II LIMITED PARTNERSHIP	DE
LAC PROPERTIES GP III LIMITED PARTNERSHIP	DE
LAC PROPERTIES OPERATING PARTNERSHIP, L.P.	DE
LAC PROPERTIES SUB LLC	DE
LAFAYETTE MANOR ASSOCIATES LIMITED PARTNERSHIP	VA
LAKE RIDGE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LAKERIDGE-ISLAND CLUB APARTMENTS PARTNERS, L.P.	DE
LAKESIDE AT VININGS, LLC	DE
LAKESIDE NORTH, L.L.C.	MD
LAKEVIEW ARMS ASSOCIATES LIMITED PARTNERSHIP	NY
LANTANA-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
LARGO PARTNERS, L.L.C.	MD
LARGO/OAC, L.L.C.	MD
LASALLE APARTMENTS, L.P.	CA
LAZY HOLLOW PARTNERS	CA
LEXINGTON-OXFORD ASSOCIATES L.P.	IN
LEYDEN LIMITED PARTNERSHIP	MA
LINCOLN MARINERS ASSOCIATES LIMITED	CA
LINCOLN PLACE APARTMENTS MT GP, LLC	DE
LINCOLN PLACE APARTMENTS MT, LP	DE
LINCOLN PROPERTY COMPANY NO. 409, LTD.	CA
LORELEI ASSOCIATES LIMITED PARTNERSHIP	DC
LORING TOWERS PRESERVATION LIMITED PARTNERSHIP	DE
LORING TOWERS SALEM PRESERVATION LIMITED PARTNERSHIP	MA
LOUIS JOLIET APARTMENTS MT, L.P.	IL
M & P DEVELOPMENT COMPANY	PA
MADISON RIVER PROPERTIES, L.L.C.	DE
MAE - SPI, L.P.	DE
MAE DELTA, INC.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
MAE INVESTMENTS, INC.	DE
MAE JMA, INC.	DE
MAERIL, INC.	DE
MAPLE HILL ASSOCIATES	PA
MARKET VENTURES, L.L.C.	DE
MASHPEE UNITED CHURCH VILLAGE PARTNERSHIP	MA
MAUNAKEA PALMS HOLDINGS, LLC	HI
MAYER BEVERLY PARK LIMITED PARTNERSHIP	CA
MCZ/CENTRUM FLAMINGO II, L.L.C.	DE
MCZ/CENTRUM FLAMINGO III, L.L.C.	DE
MELBOURNE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MELBOURNE-OXFORD CORPORATION	MD
METROPOLITAN PLAZA LP, LLC	DE
MINNEAPOLIS ASSOCIATES II LIMITED PARTNERSHIP	MA
MINNEAPOLIS ASSOCIATES LIMITED PARTNERSHIP	MD
MONROE CORPORATION	MD
MONROE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
MONTBLANC GARDEN APARTMENTS ASSOCIATES	MA
MONTICELLO MANAGEMENT I, L.L.C.	DE
MORRISANIA TOWERS HOUSING COMPANY LIMITED PARTNERSHIP	NY
MORTON TOWERS APARTMENTS, L.P.	DE
MORTON TOWERS HEALTH CLUB, LLC	DE
MRR LIMITED PARTNERSHIP	IL
MULBERRY ASSOCIATES	PA
NAPLES-OXFORD LIMITED PARTNERSHIP	MD
NASHUA-OXFORD-BAY ASSOCIATES LIMITED PARTNERSHIP	MD
NATIONAL BOSTON LOFTS ASSOCIATES, LLLP	CO
NATIONAL HOUSING PARTNERSHIP RESI ASSOCIATES I LIMITED PARTNERSHIP	DC
NATIONAL PROPERTY INVESTORS 4, LP	DE
NATIONAL PROPERTY INVESTORS 5	CA
NATIONAL PROPERTY INVESTORS 6	CA
NATIONAL PROPERTY INVESTORS III, LP	DE
NEW BALTIMORE SENIOR PRESERVATION LIMITED PARTNERSHIP	MI
NEWBERRY PARK PRESERVATION, L.P.	DE
NHP A&R SERVICES, INC.	VA
NHP ACQUISITION CORPORATION	DE
NHP AFFORDABLE HOUSING PARTNERS, L.P.	PA
NHP COUNTRY GARDENS LIMITED PARTNERSHIP	VA
NHP COUNTRY GARDENS, INC.	VA
NHP EMPLOYEE LIMITED PARTNERSHIP	DC
NHP MID-ATLANTIC PARTNERS ONE L.P.	DE
NHP MID-ATLANTIC PARTNERS TWO L.P.	DE
NHP MULTI-FAMILY CAPITAL CORPORATION	DC
NHP PARKWAY ASSOCIATES L.P.	DE
NHP PARKWAY L.P.	DE
NHP PARTNERS TWO LIMITED PARTNERSHIP	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
NHP PUERTO RICO MANAGEMENT COMPANY	DE
NHP WINDSOR CROSSING ASSOCIATES L.P.	DE
NHP WINDSOR CROSSING L.P.	DE
NHP-HDV FOURTEEN, INC.	DE
NHP-HDV SEVENTEEN, INC.	DE
NHP-HDV TEN, INC.	DE
NHP-HDV TWELVE, INC.	DE
NHPMN MANAGEMENT, L.P.	DE
NHPMN MANAGEMENT, LLC	DE
NHPMN STATE MANAGEMENT, INC.	DE
NHPMN-GP, INC.	DE
NORTHPOINT PRESERVATION LIMITED PARTNERSHIP	DE
NP BANK LOFTS ASSOCIATES, L.P.	CO
NPI EQUITY INVESTMENTS II, INC.	FL
NPI EQUITY INVESTMENTS, INC.	FL
OAC L.L.C.	MD
OAC LIMITED PARTNERSHIP	MD
OAK HOLLOW SOUTH ASSOCIATES	PA
OAK PARK-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MI
OAMCO I, L.L.C.	DE
OAMCO II, L.L.C.	DE
OAMCO IV, L.L.C.	DE
OAMCO VII, L.L.C.	DE
OAMCO X, L.L.C.	DE
OAMCO XI, L.L.C.	DE
OAMCO XII, L.L.C.	DE
OAMCO XIX, L.L.C.	DE
OAMCO XIX, L.P.	DE
OAMCO XV, L.L.C.	DE
OAMCO XVI, L.L.C.	DE
OAMCO XXII, L.L.C.	DE
OAMCO XXIII, L.L.C.	DE
ONE WEST CONWAY ASSOCIATES LIMITED PARTNERSHIP	MD
OP PROPERTY MANAGEMENT, L.P.	DE
OP PROPERTY MANAGEMENT, LLC	DE
ORANGE VILLAGE ASSOCIATES	PA
ORLEANS GARDENS, A LIMITED PARTNERSHIP	SC
OXFORD ASSOCIATES '76 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '77 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '79 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '80 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '81 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '82 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '83 LIMITED PARTNERSHIP	IN
OXFORD ASSOCIATES '84 LIMITED PARTNERSHIP	MD
OXFORD ASSOCIATES '85 LIMITED PARTNERSHIP	MD

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
OXFORD CORPORATION	IN
OXFORD DEVELOPMENT CORPORATION	IN
OXFORD EQUITIES CORPORATION	IN
OXFORD EQUITIES CORPORATION II	DE
OXFORD HOLDING CORPORATION	MD
OXFORD HOUSE PRESERVATION, L.P.	DE
OXFORD INVESTMENT CORPORATION	MD
OXFORD INVESTMENT II CORPORATION	MD
OXFORD MANAGERS I LIMITED PARTNERSHIP	MD
OXFORD PARTNERS I LIMITED PARTNERSHIP	IN
OXFORD PARTNERS V LIMITED PARTNERSHIP	MD
OXFORD PARTNERS X, L.L.C.	MD
OXFORD REALTY FINANCIAL GROUP, INC.	MD
OXFORD-COLUMBIA ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
OXPARC 1994, L.L.C.	MD
OXPARC 1995, L.L.C.	MD
OXPARC 1996, L.L.C.	MD
OXPARC 1997, L.L.C.	MD
OXPARC 1998, L.L.C.	MD
OXPARC 1999, L.L.C.	MD
OXPARC 2000, L.L.C.	MD
PALMETTO APARTMENTS, A LIMITED PARTNERSHIP	SC
PANORAMA PARK PRESERVATION, L.P.	CA
PARC CHATEAU SECTION I ASSOCIATES L.P.	GA
PARC CHATEAU SECTION II ASSOCIATES (L.P.)	GA
PARK LA BREA ACQUISITION, LLC	DE
PARK NORTH-OXFORD ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
PARK PLACE PRESERVATION, L.P.	MO
PARK TOWNE PLACE ASSOCIATES LIMITED PARTNERSHIP	DE
PARK VISTA MANAGEMENT, LLC	CA
PARKVIEW APARTMENTS, A LIMITED PARTNERSHIP	SC
PARKWAYS PRESERVATION, L.P.	DE
PAVILION PRESERVATION, L.P.	DE
PEAK AT VININGS, LLC	DE
PEPPERMILL PLACE APARTMENTS JV, L.P.	TX
PEPPERTREE ASSOCIATES	CA
PINE BLUFF VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
PINERIDGE ASSOCIATES, L.P.	MO
PINEWOOD PARK APARTMENTS, A LIMITED PARTNERSHIP	SC
PLEASANT HILL PRESERVATION, LP	TX
PLUMMER VILLAGE PRESERVATION, L.P.	CA
PORTFOLIO PROPERTIES EIGHT ASSOCIATES LIMITED PARTNERSHIP	DC
PORTFOLIO PROPERTIES SEVEN ASSOCIATES LIMITED PARTNERSHIP	DC
PORTNER PLACE ASSOCIATES LIMITED PARTNERSHIP	DC
POST RIDGE ASSOCIATES, LTD., LIMITED PARTNERSHIP	TN
POST STREET ASSOCIATES LIMITED PARTNERSHIP	NY

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
QUINCY AFFORDABLE HOUSING L.P.	IL
RAMBLEWOOD LIMITED PARTNERSHIP	MI
RAMBLEWOOD RESIDENTIAL JV, LLC	DE
RAMBLEWOOD SERVICES LLC	DE
RAVENSWORTH ASSOCIATES LIMITED PARTNERSHIP	DE
RAVENSWORTH ASSOCIATES, LLC	DE
REEDY RIVER PROPERTIES, L.L.C.	DE
RI-15 GP, LLC	DE
RI-15 LIMITED PARTNERSHIP	DC
RIVER LOFT APARTMENTS LIMITED PARTNERSHIP	PA
RIVER LOFT ASSOCIATES LIMITED PARTNERSHIP	MA
RIVER VILLAGE PRESERVATION LIMITED PARTNERSHIP	DE
RIVERCREST APARTMENTS, L.P.	SC
RIVER'S EDGE ASSOCIATES LIMITED DIVIDEND HOUSING ASSOCIATION LIMITED PARTNERSHIP	MI
RIVERSIDE PARK ASSOCIATES LIMITED PARTNERSHIP	DE
RIVERWOODS PRESERVATION, L.P.	DE
ROOSEVELT GARDENS APARTMENTS II LIMITED PARTNERSHIP	SC
ROOSEVELT GARDENS LIMITED PARTNERSHIP	SC
ROUND BARN MANOR PRESERVATION, L.P.	DE
ROYAL CREST ESTATES (MARLBORO), L.L.C.	DE
RUTHERFORD PARK TOWNHOUSES ASSOCIATES	PA
SABINE HOUSING 1994 PARTNERS A LOUISIANA PARTNERSHIP IN COMMENDAM	LA
SAN JOSE PRESERVATION, L.P.	TX
SCHAUMBURG-OXFORD LIMITED PARTNERSHIP	MD
SECURITY MANAGEMENT INC.	WA
SEMINOLE-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
SEMINOLE-OXFORD CORPORATION	MD
SENCIT-SELINSGROVE ASSOCIATES	PA
SHARP-LEADENHALL ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
SHELTER PROPERTIES II LIMITED PARTNERSHIP	SC
SHELTER PROPERTIES IV LIMITED PARTNERSHIP	SC
SHELTER REALTY II CORPORATION	SC
SHELTER REALTY IV CORPORATION	SC
SHERMAN TERRACE ASSOCIATES	PA
SHOREVIEW APARTMENTS, L.P.	CA
SHOREVIEW PRESERVATION, L.P.	CA
SIGNATURE POINT JOINT VENTURE	TX
SIGNATURE POINT PARTNERS, LTD.	TX
SNI DEVELOPMENT COMPANY LIMITED PARTNERSHIP	NY
SOUTH BAY VILLA PRESERVATION, L.P.	CA
SOUTH MILL ASSOCIATES	PA
SOUTH PARK APARTMENTS	OH
SOUTHRIDGE-OXFORD LIMITED PARTNERSHIP	MD
ST. GEORGE VILLAS LIMITED PARTNERSHIP	SC
ST. MARY'S-OXFORD ASSOCIATES LIMITED PARTNERSHIP	MD
STAFFORD STUDENT APARTMENTS, L.P.	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
STRATFORD VILLAGE REALTY TRUST	MA
SUMMIT OAKS PRESERVATION, L.P.	DE
SUNBURY DOWNS APARTMENTS JV, L.P.	TX
TAMARAC PINES PRESERVATION, LP	TX
TAMARAC VILLAGE, LLC	DE
TERRY MANOR PRESERVATION, L.P.	CA
THE NATIONAL HOUSING PARTNERSHIP	DC
THE NATIONAL HOUSING PARTNERSHIP II TRUST	NY
THE NATIONAL HOUSING PARTNERSHIP-II LIMITED PARTNERSHIP	DC
THE OAK PARK PARTNERSHIP LIMITED PARTNERSHIP	IL
TIDEWATER-OXFORD LIMITED PARTNERSHIP	MD
TOMPKINS TERRACE ASSOCIATES LIMITED PARTNERSHIP	NY
TOMPKINS TERRACE PRESERVATION, L.P.	DE
TOMPKINS TERRACE, INC.	NY
TOWN VIEW TOWERS I LIMITED PARTNERSHIP	TN
TOWNSHIP AT HIGHLANDS LLC	DE
TUJUNGA GARDENS LIMITED PARTNERSHIP	CA
U. S. REALTY I CORPORATION	SC
U. S. REALTY PARTNERS LIMITED PARTNERSHIP	DE
U.S. SHELTER LIMITED PARTNERSHIP	SC
UNDERWOOD-OXFORD ASSOCIATES LIMITED PARTNERSHIP ONE	CT
UNITED FRONT HOMES LIMITED PARTNERSHIP	MA
UNITED INVESTORS REAL ESTATE, INC.	DE
UNIVERSITY PLAZA ASSOCIATES	PA
URBANIZACION MARIA LOPEZ HOUSING COMPANY LIMITED PARTNERSHIP	NY
VAN NUYS ASSOCIATES LIMITED PARTNERSHIP	MA
VAN NUYS PRESERVATION MT, L.P.	CA
VAN NUYS PRESERVATION, L.P.	CA
VERDES DEL ORIENTE PRESERVATION, L.P.	CA
VILLA DE GUADALUPE PRESERVATION, L.P.	CA
VILLA DEL SOL ASSOCIATES LIMITED PARTNERSHIP	CA
VILLA NOVA, LIMITED PARTNERSHIP	TN
VILLAGE OAKS-OXFORD ASSOCIATES, A MARYLAND LIMITED PARTNERSHIP	MD
VISTA DEL LAGOS JOINT VENTURE	AZ
WAI ASSOCIATES LIMITED PARTNERSHIP	TX
WALNUT HILLS PRESERVATION, L.P.	DE
WASHINGTON CHINATOWN ASSOCIATES LIMITED PARTNERSHIP	DC
WASHINGTON SQUARE WEST PRESERVATION, L.P.	DE
WASH-WEST PROPERTIES	PA
WATERFORD VILLAGE, L.L.C.	DE
WATERS LANDING PARTNERS, L.L.C.	MD
WEST LAKE ARMS LIMITED PARTNERSHIP	DE
WESTMINSTER OAKS PRESERVATION, L.P.	DE
WESTRIDGE-OXFORD LIMITED PARTNERSHIP	MD
WF-AC TAX CREDIT FUND I, L.P.	DE
WF-AC TAX CREDIT FUND I, LLC	DE

Exhibit 21.1
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
AIMCO PROPERTIES, L.P.
LIST OF SUBSIDIARIES

ENTITY NAME	STATE CODE
WF-AC TAX CREDIT FUND II, L.P.	DE
WF-AC TAX CREDIT FUND III, L.P.	DE
WHITEFIELD PLACE PRESERVATION, LP	TX
WICKFORD ASSOCIATES LIMITED PARTNERSHIP	NC
WILLIAMSBURG LIMITED PARTNERSHIP	IL
WILLOW WOOD LIMITED PARTNERSHIP	CA
WINTER GARDEN PRESERVATION, L.P.	MO
WINTHROP APARTMENT INVESTORS LIMITED PARTNERSHIP	MD
WL/OAC, L.L.C.	MD
WMOP PARTNERS, L.P.	DE
WOOD CREEK CPGF 22, L.P.	DE
WOODCREST APARTMENTS, LTD.	TX
WOODLAND HILLS PRESERVATION LIMITED PARTNERSHIP	MI
ZICKLER ASSOCIATES LIMITED PARTNERSHIP	IN
ZIMCO V L.L.C.	MD
ZIMCO VIII L.L.C.	MD
ZIMCO XI L.L.C.	MD
ZIMCO XVIII L.L.C.	MD
ZIMCO XX L.L.C.	MD
ZIMCO XXVII L.L.C.	MD
ZIMCO XXXII LIMITED PARTNERSHIP	MD